EXHIBIT 99.1


          CERTIFICATION OF THAT NGO PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, That Ngo, Chief Executive Officer and President and of Axiom Pharmaceuticals, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) the Quarterly Report on Form 10-QSB of the Company for the period ended March 31, 2003 (the "Report"), ( fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Date:  May 29, 2003            By:  /s/ That Ngo
                                      ----------------------
                                          That Ngo
                                          Chief Executive Officer and President


        CERTIFICATION OF XIAN FEN GUO PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Xian Fen GUO, Chief Financial Officer of Axiom Pharmaceuticals, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) the Quarterly Report on Form 10-QSB of the Company for the period ended March 31, 2003 (the "Report"), ( fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Date:  May 29, 2003            By: /s/    Xian Fen Guo
                                     ------------------------------
                                            Xian Fen Guo
                                            Chief Financial Officer